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                                                                   EXHIBIT 24(B)

                                  CERTIFICATE

     I, Carole Shephard, Company Secretary of Xerox Overseas Holdings PLC ("Xerox Overseas") and Rank Xerox Capital (Europe) plc ("Xerox Capital"), DO HEREBY CERTIFY that Exhibit A is a true and correct copy of resolutions duly adopted at meetings of the Board of Directors of Xerox Overseas and Xerox Capital duly held and convened on July 21, 1997, and that such resolutions have not been modified, rescinded or revoked and are at present in full force and effect.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate this 25th day of August, 1997.

                                                     CAROLE SHEPHARD
                                                    CAROLE SHEPHARD
                                                   COMPANY SECRETARY
                             ---------------------

                                                                       EXHIBIT A

                          XEROX OVERSEAS HOLDINGS PLC

     RESOLVED: that each officer and director of the Company who may be required to execute the Registration Statements or any amendment thereto (whether on behalf of the Company or as an officer or director thereof) be and hereby is authorized to execute a power of attorney appointing E. M. Filter, G.R. Roth and
M. S. Wagner, and each of them, as true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) the Registration Statements and any and all amendments thereto, and any and all documents in connection therewith, and to file the same, in electronic or paper form, with the SEC, each of said attorneys and agents to have power to act with or without the other and to have the full power and authority to do and perform in the name and on behalf of each of said officers and directors, or both, as the case may be, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as any such officer or director might or could do in person.

                        RANK XEROX CAPITAL (EUROPE) PLC

     RESOLVED: that each officer and director of the Company who may be required to execute the Registration Statements or any amendment thereto (whether on behalf of the Company or as an officer or director thereof) be and hereby is authorized to execute a power of attorney appointing E. M. Filter, G.R. Roth and
M. S. Wagner, and each of them, as true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) the Registration Statements and any and all amendments thereto, and any and all documents in connection therewith, and to file the same, in electronic or paper form, with the SEC, each of said attorneys and agents to have power to act with or without the other and to have the full power and authority to do and perform in the name and on behalf of each of said officers and directors, or both, as the case may be, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as any such officer or director might or could do in person.